SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 27, 2006

COMCAST CORPORATION

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-50093	27-0000798

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA	19102-2148

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 665-1700

N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Comcast Corporation is filing herewith a revised form of Underwriting Agreement — Standard Provisions (Debt Securities, Warrants, Purchase Contracts, Units and Guarantees)(the “Underwriting Agreement”), which revisions reflect changes made in light of the Securities Offering Reforms that went into effect on December 1, 2005. The Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference in Comcast Corporation’s Registration Statement on Form S-3 (File No. 333-104034) that was filed on March 23, 2003.
Item 9.01. Financial Statements and Exhibits

(c) Exhibits

1.1	Form of Underwriting Agreement — Standard Provisions (Debt Securities, Warrants, Purchase Contracts, Units and Guarantees)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comcast Corporation
Dated: February 27, 2006	By:	/s/ Kenneth Mikalauskas
Kenneth Mikalauskas
Vice President - Finance

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION
1.1	Form of Underwriting Agreement — Standard Provisions (Debt Securities, Warrants, Purchase Contracts, Units and Guarantees)